UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported):  DECEMBER  11,  2007


                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-3936          11-1826363
     (State or other jurisdiction  (Commission     (IRS Employer
         of incorporation)         File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                         11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300


                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our," our company," and "Orbit" refer to Orbit International Corp. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 11, 2007, we were notified that the partners of Goldstein Golub Kessler LLP ("GGK"), became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement. As such, GGK resigned as our independent registered public accounting firm effective as of December 11, 2007 and McGladrey & Pullen, LLP was appointed by our audit committee as our new independent registered public accounting firm effective as of December 11, 2007.

     The audit reports of GGK on the consolidated financial statements of Orbit as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During our two most recent fiscal years ended December 31, 2006 and 2005 and through December 11, 2007, we did not consult with McGladrey & Pullen, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on Orbit's financial statements, and McGladrey & Pullen, LLP did not provide either a written report or oral advice to Orbit that McGladrey and Pullen, LLP concluded was an important factor considered by Orbit in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     In connection with the audits of Orbit's consolidated financial statements for each of the fiscal years ended December 31, 2006 and 2005 and through the date of this Current Report, there were: (i) no disagreements between Orbit and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on Orbit's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     We have provided GGK a copy of the disclosures in this Form 8-K and have requested that GGK furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not GGK agrees with our statements in this Item 4.01. A copy of the letter dated December 12, 2007 furnished by GGK in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

     Exhibit 16.1          Letter from Goldstein Golub Kessler, dated December
12, 2007.








                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     December 13, 2007


                              Orbit International Corp.

                                By: /s/ Dennis Sunshine
                                    -------------------
                                Dennis Sunshine
                                Chief Executive Officer and President